American Century ETF Trust Statement of Additional Information Supplement

Supplement dated December 2, 2019 ■ Statement of Additional Information dated January 1, 2019

The following replaces the table under Costs Associated with Creation Transactions on page 38 of the statement of additional information.

Fund	Standard Creation Transaction Fee	Maximum Additional Charge for Creations[1]
American Century Diversified Corporate Bond ETF	$150	3%
American Century Diversified Municipal Bond ETF	$150	3%
American Century Quality Diversified International ETF	$1,650	7%
American Century STOXX® U.S. Quality Growth ETF	$250	3%
American Century STOXX® U.S. Quality Value ETF	$250	3%

[1]	As a percentage of the NAV per Creation Unit.

The following replaces the table under Costs Associated with Redemption Transactions on page 40 of the statement of additional information.

Fund	Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions[1]
American Century Diversified Corporate Bond ETF	$150	2%
American Century Diversified Municipal Bond ETF	$150	2%
American Century Quality Diversified International ETF	$1,650	2%
American Century STOXX® U.S. Quality Growth ETF	$250	2%
American Century STOXX® U.S. Quality Value ETF	$250	2%

[1]	As a percentage of the NAV per Creation Unit, inclusive of the standard redemption transaction fee.

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CL-SPL-95807 1912